EXHIBIT 99.1


                             CERTIFICATION PURSUANT
                             TO U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Protide Pharmaceuticals, Inc. (the "Registrant") on Form 10-QSB for the period ended February 28, 2003 as filed with the Securities and Exchange Commission on April 4, 2003, hereof (the Report"), the undersigned officers certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                   PROTIDE PHARMACEUTICALS, INC.

Date: April 4, 2003                                By: /s/ Milo R. Polovina
                                                       --------------------
                                                       Milo R. Polovina
                                                       Chairman of the Board,
                                                       President & CEO




                             CERTIFICATION PURSUANT
                             TO U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Protide Pharmaceuticals, Inc. (the "Registrant") on Form 10-QSB for the period ended February 28, 2003 as filed with the Securities and Exchange Commission on April 4, 2003, hereof (the Report"), the undersigned officers certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                               PROTIDE PHARMACEUTICALS, INC.

Date: April 4, 2003                            By: /s/ David E. Tess
                                                   -----------------
                                                   David E. Tess
                                                   Vice President Finance


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